UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously disclosed, Ideanomics, Inc. (“Ideanomics”) entered into a stock purchase agreement (the “Agreement”) with Timios Holding Corp. (“Timios”) pursuant to which Ideanomics agreed to acquire 100% of the outstanding capital stock of Timios (the “Acquisition”) subject to the terms set forth in the Agreement. The Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, Item 1.01 of which is incorporated by reference herein.

On January 8, 2021, Ideanomics closed the Acquisition. At Closing, Ideanomics acquired 100% of the outstanding capital stock of Timios for approximately $46.5 million in cash consideration ($40.0 million base consideration plus $6.5 million for cash on hand).

This Current Report on Form 8-K/A supplements and amends the Current Report on Form 8-K filed on November 12, 2020 and Form 8-K filed on January 8, 2021 in order to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K in connection with the Company’s acquisition of Timios.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Timios Holding Corp. as of and for the year ended December 31, 2019, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated interim financial statements of Timios Holding Corp. as of and for the nine months ended September 30, 2020, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Ideanomics and Timios Holding Corp. as of September 30, 2020, for the year ended December 31,2019 and the nine months ended September 30, 2020, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors.
99.1	Audited consolidated financial statements of Timios Holding Corp. as of and for the year ended December 31, 2019.
99.2	Unaudited consolidated interim financial statements of Timios Holding Corp. as of and for the nine months ended September 30, 2020.
99.3	Unaudited pro forma condensed combined financial information of Ideanomics and Timios Holding Corp. as of September 30, 2020, for the year ended December 31, 2019 and the nine months ended September 30, 2020.
104	Cover Page Interactive Data File (Formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: March 22, 2021	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer